Exhibit 4.2

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

BETWEEN

MACQUARIE INFRASTRUCTURE CORPORATION

AND

MACQUARIE INFRASTRUCTURE MANAGEMENT (USA) INC.

Dated as of May 21, 2015

This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of May 21, 2015, is between Macquarie Infrastructure Corporation, a Delaware corporation (the “Company”) and Macquarie Infrastructure Management (USA) Inc., a Delaware corporation (the “Manager”).

RECITALS

WHEREAS, Macquarie Infrastructure Company LLC, the predecessor entity of the Company (“Predecessor”) and the Manager are party to a Registration Rights Agreement, dated as of December 21, 2004 (the “Original Agreement”);

WHEREAS, pursuant to a Certificate of Conversion filed with the Secretary of State of the State of Delaware effective as of May 21, 2015, the Predecessor converted (the “Conversion”) into the Company, with each limited liability interest of Predecessor converting to one share of common stock, par value $0.001 per share (the “Common Stock,” which term shall include interests in the predecessors of the Company that will convert into such Common Stock in the Conversion) of the Company;

WHEREAS, pursuant to the terms of the Third Amended and Restated Management Services Agreement (the “Management Services Agreement”) dated as of the date hereof among the Manager, the Company, MIC Ohana Corporation and certain directly wholly owned subsidiaries of the Company as may from time to time execute a counterpart to the Management Services Agreement (each, a “Managed Subsidiary”; together, the “Managed Subsidiaries”), the Company and each Managed Subsidiary have agreed to appoint the Manager to manage their respective businesses and affairs as therein described;

WHEREAS, pursuant to the terms of the Management Services Agreement, the Manager has the right but not the obligation to invest all or a portion of the management fees it receives from the Company and the Managed Subsidiaries, from time to time, in Common Stock of the Company in accordance with the terms therein (each, a “Management Fee Investment”; together, the “Management Fee Investments”);

WHEREAS, the parties hereto desire to revise the Original Agreement in connection with the Conversion.

NOW, THEREFORE, in consideration of the foregoing and the covenants contained herein, the parties agree as follows:

SECTION 1

DEFINITIONS

1.1 Definitions.

The following terms, when used in this Agreement, shall, except where the context otherwise requires, have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Additional Initial Investment” means the 600,000 shares of Trust Stock comprising 30% of the Manager’s initial investment in the trust that was a predecessor entity of the Company.

“Automatically Effective Shelf” means any Registration Statement of the Company on Form S-3ASR that is currently effective and on file with the Commission that can be used for the registration and sale of the Company’s Common Stock.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

“Commission” means the Securities and Exchange Commission.

“Common Stock” shall have the meaning set forth in the Recitals hereto.

“Company Registration Statement” shall have the meaning set forth in Section 3.1.

“Deferral Notice” shall have the meaning set forth in Section 4.2.

“Effective Period” means, with respect to a Shelf Registration Statement, the period commencing from the time such Shelf Registration Statement becomes or is declared effective until all Registrable Shares registered under such Registration Statement shall have been sold pursuant thereto or shall have otherwise ceased to be Registrable Shares.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Initial Investment” means the 1,400.000 shares of Trust Stock comprising 70% of the Manager’s initial investment in the trust that was a predecessor entity of the Company.

2

“LLC Interest” means a limited liability company interest in the Predecessor.

“Management Fee Investment” shall have the meaning set forth in the Recitals hereto.

“Management Services Agreement” shall have the meaning set forth in the Recitals hereto.

“Material Event” shall have the meaning set forth in Section 4.1(iv).

“Notice and Questionnaire” shall have the meaning set forth in Section 2.3.

“Original Agreement” shall have the meaning set forth in the Recitals hereto.

“Person” means any natural person, corporation, firm, partnership, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

“Prospectus” means the prospectus included in any Shelf Registration Statement filed in accordance with Section 2 or a Company Registration Statement described in Section 3, as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

“Prospectus Supplement” shall have the meaning set forth in Section 2.1.

“Registrable Shares” means the shares of Common Stock that were purchased by the Manager as the Initial Investment or the Additional Initial Investment or in connection with Management Fee Investments, plus the shares of Common Stock purchased by the Manager in connection with Management Fee Investments after the date hereof; provided, however, that Registrable Shares shall not include any shares of Common Stock that have been sold to the public either pursuant to a registration statement or Rule 144 or that have been sold in a private transaction in which the transferor’s rights under this Agreement were not assigned.

“Registration Expenses” shall have the meaning set forth in Section 6.

“Registration Statement” means any Shelf Registration Statement or any Company Registration Statement.

“Rule 144” means Rule 144 promulgated under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Shelf Registration Statement” means any of the shelf registration statements referred to in Section 2.1, including the Prospectus included therein, as amended or supplemented by any amendment or supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in each such Shelf Registration Statement.

3

“Trust Stock” means shares of stock in the trust that was a predecessor entity of the Company; it being understood that the shares of Trust Stock were exchanged for LLC Interests in accordance with the Predecessor’s LLC operating agreement and that such LLC Interests will convert into shares of Common Stock pursuant to the Conversion.

Other terms defined herein shall have the meanings assigned to them herein, and capitalized terms used herein without definition shall have the meanings ascribed thereto in the Management Services Agreement.

SECTION 2

DEMAND REGISTRATION

2.1 So long as the Manager holds Registrable Shares or can be reasonably foreseen to acquire Registrable Shares pursuant to future Management Fee Investments that have not been previously registered pursuant hereto, the Company agrees, upon request of the Manager, to use its best efforts to either (a) if there is no Automatically Effective Shelf, file one or more Shelf Registration Statements (which may include Registrable Shares covered by a prior Shelf Registration Statement) providing for the registration, and the sale on a continuous or delayed basis (including through brokers and dealers) by the Manager, of all such Registrable Shares, pursuant to Rule 415 or any similar rule that may be adopted by the Commission or (b) if there is an Automatically Effective Shelf, file one or more prospectus supplements (each, a “Prospectus Supplement”) with the Commission for the sale and distribution of all or such portion of the Manager’s Registrable Shares as are specified in such request; provided, however, that the Company shall not be obligated to file more than four (4) such Shelf Registration Statements or Prospectus Supplements in any twelve-month period. Each such request from the Manager shall indicate whether the Manager wishes to sell the Registrable Shares pursuant to an underwritten offering.

The Manager shall be named as a selling security holder in such Shelf Registration Statement or Prospectus Supplement, in such a manner as to permit the Manager to deliver such Shelf Registration Statement or Prospectus Supplement to purchasers of Registrable Shares in accordance with applicable law.

2.2 The Company further agrees that it shall cause each Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Shelf Registration Statement or the date of any such amendment or supplement, and each Prospectus Supplement, as of the date of such Prospectus Supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act; and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in light of the circumstances under which they were made) not misleading. If any Shelf Registration Statement, as amended or supplemented from time to time, ceases to be effective for any reason at any time during an Effective Period (other than because all Registrable Shares registered thereunder shall have been sold pursuant thereto or shall have otherwise ceased to be Registrable Shares), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

4

2.3 The Manager agrees that if it wishes to sell Registrable Shares pursuant to a Shelf Registration Statement or Prospectus Supplement, it will do so only in accordance with this Section 2.3. The Manager agrees to deliver a Notice and Questionnaire, a form of which is attached as Schedule 1 to this Agreement (the “Notice and Questionnaire”), to the Company at least ten (10) Business Days prior to the filing of any Shelf Registration Statement or Prospectus Supplement.

SECTION 3

PIGGYBACK REGISTRATION

3.1 Right to Piggyback.

(a) Subject to the terms and conditions hereof, whenever the Company proposes (i) to register, either for its own account or the account of a security holder or holders, any shares of Common Stock under the Securities Act and the form of registration statement (the “Company Registration Statement”) to be used may be used for the registration of Registrable Shares or (ii) to sell Common Stock pursuant to a Prospectus Supplement to an Automatically Effective Shelf and Registrable Shares can be included in such Prospectus Supplement (each, a “Piggyback Registration”), the Company shall give prompt written notice to the Manager of the Company’s intention to effect such a registration and shall include in the Company Registration Statement or Prospectus Supplement all Registrable Shares with respect to which the Manager has provided the Company with a written request for inclusion therein within twenty (20) calendar days after the receipt of the Company’s notice to the extent reasonably practicable, but shall include all such shares to which the Manager has provided the Company with a written request for inclusion therein within three (3) business days after the Company’s notice.

(b) Notwithstanding the foregoing, the Company shall not be required to notify the Manager or include Registrable Shares in any registration on (i) Form S-1, S-3 or S-8, or their successor forms, under the Securities Act, or a Prospectus Supplement thereto, relating solely to stock purchase or other equity plans or an equity distribution program, including without limitation, the Company’s direct stock purchase and dividend reinvestment program, (ii) Form S-4 or successor forms relating solely to a transaction within the scope of Rule 145, or (iii) any other form (other than Form S-1, S-3 or SB-1, or their successor forms), or a Prospectus Supplement thereto, that does not include substantially the same information as would be required to be included in a Company Registration Statement or Prospectus Supplement pursuant to Section 2 above.

(c) The Company shall have the right to abandon, terminate and/or withdraw any Company Registration Statement initiated by it under this Section 3 prior to the effectiveness of such Company Registration Statement and/or any Prospectus Supplement at any time prior to the consummation of an offering pursuant thereto, whether or not the Manager has elected to include securities in such Company Registration Statement or Prospectus Supplement.

5

3.2 If the Piggyback Registration with respect to which the Company gives notice is for a public offering involving an underwriting, the Company shall so advise the Manager as a part of the written notice given pursuant to Section 3.1(a). In such event, the right of the Manager to be named selling security holder in a Company Registration Statement or Prospectus Supplement pursuant to Section 3 shall be conditioned upon the Manager’s participation in such underwriting and the inclusion of the Manager’s Registrable Shares in the underwriting to the extent provided herein. The Company and the Manager shall enter into an underwriting agreement in customary form, with the underwriters selected by the Company.

3.3 Cutback.

Notwithstanding any other provision of this Section 3 to the contrary, if the representative of the underwriters determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriters and the Company may limit the number of Registrable Shares to be included in the Company Registration Statement or Prospectus Supplement and underwriting. In the event of any such limitation of the number of shares of Common Stock to be underwritten, the Company shall so advise the Manager, and the number of shares included in such Company Registration Statement or Prospectus Supplement and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter to the Manager. If the Manager disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter, and such Registrable Shares shall be withdrawn from such Company Registration Statement or Prospectus Supplement.

SECTION 4

REGISTRATION PROCEDURES

The following provisions shall apply to any Registration Statement or Prospectus Supplement filed pursuant to Sections 2 and 3 hereof.

4.1 The Company shall:

(i) prepare and file with the Commission a Registration Statement on any form that may be utilized by the Company or a Prospectus Supplement that shall permit the disposition of the Registrable Shares in accordance with the intended method or methods thereof, as specified in writing by the Manager;

(ii) before filing any Registration Statement or related Prospectus or any Prospectus Supplement or any amendments or supplements thereto with the Commission, furnish to the Manager copies of all such documents proposed to be filed and reflect in each such document, when so filed with the Commission, such comments as the Manager reasonably shall propose within five (5) Business Days of the delivery of such copies to the Manager;

6

(iii) (A) prepare and file with the Commission such amendments and post-effective amendments, if any, to any Registration Statement and file with the Commission any other required document that may be necessary to keep such Registration Statement continuously effective until the expiration of the Effective Period, subject to Section 4.2, (B) cause the related Prospectus to be supplemented by any required Prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act and cause any required Prospectus Supplement to be filed pursuant to Rule 424 (or any similar provisions then in force), and (C) comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Shares covered by a Registration Statement or Prospectus Supplement during the Effective Period in accordance with the intended methods of disposition by the Manager set forth in a Registration Statement as so amended or such Prospectus as so supplemented or any Prospectus Supplement;

(iv) promptly notify the Manager (A) when each Registration Statement or the Prospectus included therein, or any amendment or supplement to the Prospectus or post-effective amendment, or any Prospectus Supplement has been filed with the Commission, and, with respect to each Registration Statement or any post effective amendment, when the same has become effective, (B) of any request, following the effectiveness of any Registration Statement or the filing of any Prospectus Supplement, by the Commission or any other federal or state governmental authority for amendments or supplements thereto or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation or written threat of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation or written threat of any proceeding for such purpose, (E) of the occurrence of (but not the nature of or details concerning) any event or the existence of any fact (a “Material Event”) as a result of which any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or any Prospectus or Prospectus Supplement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that no notice by the Company shall be required pursuant to this clause (E) in the event that the Company either promptly files a supplement to update the Prospectus or a Prospectus Supplement or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement or Prospectus Supplement, which, in either case, contains the requisite information with respect to such Material Event that results in such Registration Statement or Prospectus or Prospectus Supplement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements contained therein not misleading), (F) of the determination by the Company that a post-effective amendment to a Registration Statement will be filed with the Commission, which notice may, at the discretion of the Company (or as required pursuant to Section 4.2), state that it constitutes a Deferral Notice, in which event the provisions of Section 4.2 shall apply or (G) at any time during which a Prospectus or Prospectus Supplement is required to be delivered under the Securities Act, that a Registration Statement, Prospectus or Prospectus Supplement, or amendment or supplement or post-effective amendment thereto, does not conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder;

7

(v) prior to any public offering of the Registrable Shares pursuant to a Registration Statement or Prospectus Supplement, use its best efforts to register or qualify or cooperate with the Manager in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Shares for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as the Manager reasonably requests in writing (which request may be included in the Notice and Questionnaire);

(vi) prior to any public offering of the Registrable Shares pursuant to a Registration Statement or Prospectus Supplement, use its best efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effective Period in connection with the Manager’s offer and sale of Registrable Shares pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Shares in the manner set forth in the Registration Statement and the related Prospectus or Prospectus Supplement; provided that the Company will not be required to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it would not otherwise be required to qualify but for this Agreement, (B) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction in which it is not then so subject, or (C) become subject to the reporting requirements of such jurisdiction;

(vii) use its best efforts to prevent the issuance of and, if issued, to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or any post-effective amendment thereto, and to lift any suspension of the qualification of any of the Registrable Shares for sale in any jurisdiction in which they have been qualified for sale, in each case at the earliest practicable date;

(viii) upon reasonable notice, for a reasonable period prior to the filing of any Registration Statement or Prospectus Supplement, and throughout the applicable Effective Period, make available at reasonable times at the Company’s principal place of business or such other reasonable place for inspection by a representative of any underwriter, placement agent or counsel appointed by the Manager in connection with an underwritten offering, such financial and other information and books and records of the Company, and cause the officers, directors, trustees and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the counsel to the Manager, to conduct a reasonable “due diligence” investigation; provided, however, that each such representative appointed by the Manager in connection with an underwritten offering shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company in writing as being confidential, subject to customary exceptions;

(ix) if reasonably requested by the Manager, promptly incorporate in a supplement or post-effective amendment to a Registration Statement or Prospectus Supplement such information as the Manager shall, on the basis of a written opinion of nationally recognized counsel experienced in such matters, determine to be required to be included therein by applicable law and make any required filings of such supplement to the Prospectus or such post-effective amendment; provided that the Company shall not be required to take any actions under this Section 4.1(viii) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law;

8

(x) promptly furnish to the Manager, upon its request and without charge, at least one (1) conformed copy of each Registration Statement or Prospectus Supplement, and any amendments thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (unless requested in writing to the Company by the Manager); and

(xi) during each Effective Period, deliver to the Manager in connection with any sale of Registrable Shares pursuant to a Registration Statement or Prospectus Supplement, without charge, as many copies of the Prospectus or Prospectus Supplement relating to such Registrable Shares including any Preliminary Prospectus or preliminary Prospectus Supplement and any amendment or supplement thereto as the Manager may reasonably request; and the Company hereby consents (except during such periods in which a Deferral Notice is outstanding and has not been revoked or during any period that is not a “trading window” as defined in the Company’s Insider Trading Policy) to the use of such Prospectus, Prospectus Supplement or each amendment or supplement thereto by the Manager in connection with any offering and sale of the Registrable Shares covered by such Prospectus, Prospectus Supplement or any amendment or supplement thereto in the manner set forth therein.

4.2 Upon (i) the issuance by the Commission of a stop order suspending the effectiveness of a Registration Statement or the initiation of proceedings with respect to a Registration Statement under Section 8(d) or 8(e) of the Securities Act or (ii) the occurrence of any event or the existence of any Material Event as a result of which a Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus or Prospectus Supplement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company will (A) in the case of clause (ii) above, subject to the third sentence of this provision, as promptly as practicable, prepare and file a post-effective amendment to such Registration Statement or an amendment or supplement to the related Prospectus or any Prospectus Supplement or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement or Prospectus Supplement so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus or Prospectus Supplement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, use best efforts to cause it to be declared effective as promptly as practicable, and (B) in the case of clauses (i) and (ii) above, give notice to the Manager that the availability of any Registration Statement or Prospectus Supplement is suspended (a “Deferral Notice”). Upon receipt of any Deferral Notice, the Manager agrees not to sell any Registrable Shares pursuant to a Registration Statement or Prospectus Supplement until the Manager’s receipt of copies of the supplemented or amended Prospectus or Prospectus Supplement provided for in clause (A) above, or until it is advised in writing by the Company that the Prospectus or Prospectus Supplement may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus or Prospectus Supplement. The Company will use its best efforts to ensure that the use of the Prospectus or Prospectus Supplement may be resumed (x) in the case of clause (i) above, as promptly as practicable, (y) in the case of clause (ii) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter.

9

4.3 The Manager agrees that, upon receipt of any Deferral Notice from the Company, the Manager shall forthwith discontinue (and cause any placement or sales agent or underwriters acting on their behalf to discontinue) the disposition of Registrable Shares pursuant to the Registration Statement or Prospectus Supplement applicable to such Registrable Shares until the Manager (i) shall have received copies of such amended or supplemented Prospectus or Prospectus Supplement and, if so directed by the Company, deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in the Manager’s possession of the Prospectus or Prospectus Supplement covering such Registrable Shares at the time of receipt of such notice or (ii) shall have received notice from the Company that the disposition of Registrable Shares pursuant to the Registration Statement or Prospectus Supplement may continue.

4.4 The Company may require the Manager in connection with the Registrable Shares as to which any offering pursuant to Section 2.1 or 3 is being effected to furnish to the Company such information regarding the Manager and the Manager’s intended method of distribution of such Registrable Shares as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act. The Manager agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by the Manager to the Company or of the occurrence of any event in either case as a result of which any Prospectus or Prospectus Supplement relating to such offering contains or would contain an untrue statement of a material fact regarding the Manager or the Manager’s intended method of disposition of such Registrable Shares or omits to state any material fact regarding the Manager or the Manager’s intended method of disposition of such Registrable Shares required to be stated therein or necessary to make the statements therein not misleading, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such Prospectus or Prospectus Supplement shall not contain, with respect to the Manager or the disposition of such Registrable Shares, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

4.5 The Company shall comply with all applicable rules and regulations of the Commission and timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

10

4.6 The Company shall provide CUSIP numbers for all Registrable Shares covered by an offering no later than the effective date of the Registration Statement or the filing date of any Prospectus Supplement, as the case may be.

4.7 The Company and the Manager shall provide such information as is required for any filings required to be made with FINRA.

4.8 From the period beginning with the termination of the Management Services Agreement and ending six months after the last Management Fee Investment, the Company will not, and will not permit any of its “affiliates” (as defined in Rule 144) to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

4.9 The Company shall enter into such customary agreements and take all such other necessary and lawful actions in connection therewith in order to expedite or facilitate disposition of such Registrable Shares.

SECTION 5

MANAGER’S OBLIGATIONS

The Manager agrees, by acquisition of the Registrable Shares, that it shall not be entitled to sell any of such Registrable Shares pursuant to a Registration Statement or Prospectus Supplement or to receive a Prospectus or Prospectus Supplement relating thereto, unless it has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2.3 hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. The Manager agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished by it to the Company not misleading and any other information regarding the Manager and the distribution of the Registrable Shares that may be required to be disclosed in a Registration Statement or Prospectus Supplement under applicable law or pursuant to Commission comments. The Manager agrees, so long as the Management Services Agreement is in effect, to comply with the Company’s Insider Trading Policy. The Manager further agrees not to sell any Registrable Shares pursuant to a Registration Statement or Prospectus Supplement without delivering, or causing to be delivered, a Prospectus or Prospectus Supplement to the purchaser thereof and, within ten (10) Business Days of a request by the Company confirm the amount of Registrable Shares sold pursuant to any Registration Statement or Prospectus Supplement. In the absence of a response, the Company may assume that all of the Manager’s Registrable Shares were so sold.

11

SECTION 6

REGISTRATION EXPENSES

The Company agrees to bear and to pay or cause to be paid promptly upon request being made therefor all expenses incident to the Company’s performance of or compliance with this Agreement, including (i) all Commission and any FINRA registration and filing fees and expenses, (ii) all fees and expenses in connection with the qualification of the Registrable Shares for offering and sale under the state securities and blue sky laws referred to in Section 4.1(v) hereof, including reasonable fees and disbursements of one counsel for the placement agent or underwriters, if any, in connection with such qualifications, (iii) all expenses relating to the preparation, printing, distribution and reproduction of the Registration Statement, including any related Prospectus, or Prospectus Supplement, each amendment or supplement to each of the foregoing, the certificates representing the Registrable Shares and all other documents relating hereto, (iv) fees and expenses of the registrar and transfer agent for the Common Stock, (v) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or “cold comfort” letters required by or incident to such performance and compliance) and (f) reasonable fees, disbursements and expenses of one counsel for the Manager retained in connection with any underwritten offering of the Registrable Shares pursuant to a Registration Statement or Prospectus, as selected by the Manager and reasonably acceptable to the Company (including the expenses of any opinion), and fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the “Registration Expenses”). To the extent that any Registration Expenses are incurred, assumed or paid by the Manager or any placement agent therefor or underwriter thereof, the Company shall promptly after receipt of a documented request therefor reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid. Notwithstanding the foregoing, the Manager shall pay all placement agent fees and commissions and underwriting discounts and commissions attributable to the sale of the Registrable Shares being registered and the fees and disbursements of any counsel or other advisors or experts retained by the Manager, other than the counsel and experts specifically referred to above.

SECTION 7

INDEMNIFICATION

7.1 Indemnification by the Company.

The Company will indemnify the Manager, each of its officers, directors and partners, each person controlling the Manager within the meaning of either the Securities Act of the Exchange Act, each underwriter of public offerings effected pursuant to this Agreement, if any, and each person who controls any such underwriter within the meaning of either the Securities Act and the Exchange Act against all claims, losses, expenses, damages and liabilities (or actions, proceedings or settlements with respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement as originally filed or in any amendment thereto, or in any preliminary Prospectus or the Prospectus, or in any amendment or supplement thereto or in any Prospectus Supplement, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading (in the case of any preliminary Prospectus or the Prospectus or any Prospectus Supplement, in the light of the circumstances under which they were made), or any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law applicable to the Company or any rule or regulation promulgated under the Securities Act, the Exchange Act or any such state law and relating to action or inaction required of the Company in connection with any such Registration Statement as originally filed or any amendment thereto, preliminary Prospectus, Prospectus or Prospectus Supplement. The Company will reimburse the Manager, each of its officers, directors and partners, and each person controlling the Manager, each such underwriter and each person who controls any such underwriter for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided further that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Manager or underwriter specifically for use therein. The foregoing indemnity agreement with respect to any preliminary Prospectus shall not inure to the benefit of the Manager or underwriter, or any person controlling the Manager, or underwriter, from whom the persons asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Manager or underwriter to such person at or prior to the written confirmation of the sale of the shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

12

7.2 Indemnification by the Manager.

The Manager will, as to each registration in which the Manager participates, indemnify the Company, each of its directors and officers, each underwriter and each person who controls the Company or such underwriter within the meaning of either the Securities Act or the Exchange Act, and the Manager, each of its officers, directors and partners and each person controlling the Manager, against all claims, losses, expenses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement as originally filed or in any amendment thereto, or in any preliminary Prospectus, Prospectus or Prospectus Supplement, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any preliminary Prospectus or the Prospectus or any Prospectus Supplement, in the light of the circumstances under which they were made), and will reimburse the Company, and each of its directors, officers, partners, underwriters and controlling persons for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in any such Registration Statement as originally filed or any amendment thereto, preliminary Prospectus, Prospectus or Prospectus Supplement, in reliance upon and in conformity with written information furnished to the Company by the Manager specifically for use therein; provided, however, that (i) the indemnity agreement contained in this Section 7.2 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Manager (which consent shall not be unreasonably withheld) and (ii) that the total amount for which the Manager shall be liable under this Section 7.2. shall not in any event exceed the aggregate net proceeds received by the Manager from the sale of Registrable Shares held by the Manager in such registration.

13

7.3 Indemnification Procedures.

Each party entitled to indemnification under this Section 7 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party proposed to conduct the defense of such claim or litigation shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such Indemnified Party’s election and expense; provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in prejudice to the Indemnifying Party; and provided further, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses of such counsel to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by counsel for the Indemnifying Party in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to all Indemnified Parties of a release from all liability in respect to such claim or litigation.

7.4 Survival; Contribution.

(a) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling person of such Indemnified Party and shall survive the transfer of securities. If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall, to the extent permitted by applicable law, contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand, and of the Indemnified Party, on the other, in connection with the circumstances that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

14

(b) Notwithstanding anything in this Section 7 to the contrary, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions of the underwriting agreement shall control.

SECTION 8

PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

8.1 No person may participate in any registration hereunder which is underwritten unless the person (i) agrees to accept the terms of the underwriting agreement as agreed upon by the Company and the underwriters selected in accordance with this Agreement, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

SECTION 9

REPORTS UNDER THE SECURITIES LAWS

9.1 With a view to making available to the Manager the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit the Manager to sell shares of Common Stock to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date of any registration statement covering an underwritten public offering filed under the Securities Act by the Company;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it is subject to the reporting requirements thereof; and

(c) furnish to the Manager upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested by the Manager in availing itself of any rule or regulation of the Commission permitting the selling of any of the securities without registration.

15

SECTION 10

TRANSFER OF REGISTRATION RIGHTS

Provided that the Company is given written notice by the Manager at the time of any transfer of Registrable Shares by the Manager stating the name and address of the transferee of such Registrable Shares and identifying the securities with respect to which the rights under this Agreement are being assigned, the rights of the Manager under Sections 2 and 3 of this Agreement may be assigned to a transferee or assignee who (i) receives at least 600,000 shares of Common Stock (as adjusted for stock dividends, stock splits, recapitalizations and the like that occur after the date of this Agreement) or (ii) is a subsidiary, affiliate, parent, general partner, limited partner or retired partner of the Manager, so long as such transfer of securities is in accordance with the Company’s organizational documents and any other agreements with the Company regarding transfer of Registrable Shares and all applicable state and federal securities laws and regulations, and provided further that the transferee or assignee of such rights assumes in writing the obligations of the Manager under this Agreement. The Company may prohibit the transfer of the Manager’s rights under this Section to any proposed transferee or assignee who the Company reasonably believes is a competitor of the Company.

SECTION 11

INFORMATION FURNISHED BY THE MANAGER

The Manager shall furnish to the Company such information regarding the Manager and the distribution proposed by the Manager as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, offering, qualification or compliance referred to in this Agreement.

SECTION 12

MISCELLANEOUS

12.1 Representations.

Each of the parties hereto represents that this Agreement has been duly authorized, executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable against it in accordance with the terms of this Agreement, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and (iii) to the extent that the indemnification provisions contained in this Agreement may be limited by applicable laws.

12.2 Expenses.

Except as provided in Section 6, the Company and the Manager shall each bear their own expenses incurred with respect to this Agreement.

12.3 Notices.

All notices and other communications required or permitted under this Agreement shall be deemed to have been duly given and made if in writing and if served by personal delivery to the party for whom intended, by facsimile transmission, by telegram or telex or by registered or certified mail (postage prepaid, return receipt requested), sent to the following addresses (or such other address for a party as shall be specified by like notice):

16

(a) If to the Company:

Macquarie Infrastructure Corporation

125 West 55th Street

New York, New York 10019

Facsimile: (212) 231-1828

Attention: Michael Kernan

(b) If to the Manager:

Macquarie Infrastructure Management (USA) Inc.

125 West 55th Street

New York, New York 10019

Facsimile: (212) 231-1000

Attention: Jay Davis

12.4 Waiver.

No delay on the part of any party hereto with respect to the exercise of any right, power, privilege or remedy under this Agreement shall operate as a waiver thereof, nor shall any exercise or partial exercise of any such right, power, privilege or remedy preclude any further exercise thereof or the exercise of any other right, power, privilege or remedy. No modification or waiver by either party hereto of any provision of this Agreement, or consent to any departure by the other party therefrom, shall be effective in any event unless in writing as set forth in Section 12.12 hereof, and then only in the specific instance and for the purpose for which given. Notwithstanding the foregoing, each party hereto shall have the right to waive compliance by the other party with any of the provisions hereof, or to modify such provisions to a less restrictive obligation of the other party on such terms as such party shall determine, with or without prior notice to the other party.

12.5 Remedies.

The rights, powers, privileges and remedies hereunder are cumulative and not exclusive of any other right, power, privilege or remedy the parties hereto would otherwise have.

12.6 Entire Agreement.

This Agreement constitutes the entire agreement and understanding between the Manager and the Company, and supersedes all prior agreements and understandings relating to the subject matter hereof.

17

12.7 Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

12.8 Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution and delivery of this Agreement by facsimile shall have the same force and effect as delivery of original signatures and each party may use such facsimile signatures as evidence of the execution and delivery of this Agreement by all parties to the same extent that an original signature could be used.

12.9 Severability.

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

12.10 Headings.

The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

12.11 Amendment and Waiver.

Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective unless such modification, amendment or waiver is approved in writing by the Company and the Manager and any such amendment, waiver, discharge or termination shall be binding on the Company and the Manager. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the written consent of the Manager. Any amendment or waiver effected in accordance with this Section 12.11 shall be binding upon the Company and the Manager, and each of their respective successors and permitted assigns.

12.12 Succession and Assignment.

Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto. Except as otherwise expressly provided to the contrary, the provisions of this Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Manager and each of the Manager’s legal representatives, heirs, legatees, distributees, permitted assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof, and shall not otherwise be for the benefit of any third party.

18

12.13 Information Confidential.

Each party hereto acknowledges that the information received pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information and its attorneys), except in connection with the exercise of rights under this Agreement, unless such information is available to the public generally or such party is required by a governmental body to disclose such information.

12.14 Right to Enforcement.

The Manager shall have the right to directly enforce the agreements made hereunder by the Company, to the extent it deems such enforcement necessary or advisable to protect its rights.

19

IN WITNESS WHEREOF, the parties hereto have each executed this Registration Rights Agreement as of the date first written above.

THE COMPANY:

MACQUARIE INFRASTRUCTURE CORPORATION

/s/ James Hooke
Name:	James Hooke
Title:	Chief Executive Officer

/s/ Todd Weintraub
Name:	Todd Weintraub
Title:	Chief Financial Officer

THE MANAGER:

MACQUARIE INFRASTRUCTURE MANAGEMENT
(USA) INC.

/s/ James Hooke
Name:	James Hooke
Title:	President and Chief Executive Officer

/s/ Todd Weintraub
Name:	Todd Weintraub
Title:	Treasurer

[Signature Page to Amended and Restated Registration Rights Agreement]

20

SCHEDULE 1

FORM OF NOTICE AND QUESTIONNAIRE

SHARES OF COMMON STOCK OF

MACQUARIE INFRASTRUCTURE CORPORATION

Macquarie Infrastructure Management (USA) Inc. (the “Manager”), beneficial holder of [_______] shares of beneficial interest (the “Registrable Shares”) of Macquarie Infrastructure Corporation (the “Company”) hereby requests that the Company file with the Securities and Exchange Commission (the “Commission”) a [prospectus supplement (the “Prospectus Supplement”) relating to a proposed public offering by the Manager pursuant to the Company’s registration statement on Form S-3][shelf registration statement (the “Shelf Registration Statement”)] for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of [●] of the Manager’s Registrable Securities. This notice is being made pursuant to the Manager’s rights under Section 2 of the Amended and Restated Registration Rights Agreement, dated [●], 2015 (the “Registration Rights Agreement”). [The proposed offering shall be an underwritten public offering.] All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

The Manager, as a beneficial owner of Registrable Shares, is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Shares pursuant to the [Prospectus Supplement][Shelf Registration Statement], the Manager generally will be required to be named as a selling security holder in the [Prospectus Supplement][related Prospectus] and to deliver [the Prospectus Supplement][a Prospectus] to purchasers of Registrable Shares. If the Manager does not complete this Notice and Questionnaire and deliver it to the Company as provided below, the Manager will not be named as a selling security holder in the [Prospectus Supplement][Prospectus] and therefore will not be permitted to sell any Registrable Shares pursuant to the [Prospectus Supplement][Shelf Registration Statement]. Upon receipt of a completed Notice and Questionnaire from the Manager, following the effectiveness of any Shelf Registration Statement, if applicable, the Company will, as promptly as practicable but in any event within five Business Days of such receipt, file such [Prospectus Supplement][amendments to the Shelf Registration Statement or supplements to the related Prospectus] as are necessary to permit the Manager to deliver such [Prospectus Supplement][Prospectus] to purchasers of Registrable Shares.

Certain legal consequences arise from being named as a selling security holder in the [Prospectus Supplement][Shelf Registration Statement and the related Prospectus]. Accordingly, the Manager, as a holder and beneficial owner of Registrable Shares, is advised to consult its own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the [Prospectus Supplement][Shelf Registration Statement and the related Prospectus].

21

NOTICE

The Manager hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Shares beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the [Prospectus Supplement][Shelf Registration Statement]. The Manager, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the Manager has agreed to indemnify and hold harmless the Company’s directors and officers and each person, if any, who controls the Company within the meaning of either the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against certain losses arising in connection with statements concerning the undersigned made in the [Prospectus Supplement][Shelf Registration Statement or the related Prospectus] in reliance upon the information provided in this Notice and Questionnaire.

QUESTIONNAIRE

COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE SHOULD BE

RETURNED TO THE COMPANY AS FOLLOWS:

1 COPY BY FACSIMILE TO [________], FAX: [________]

WITH THE ORIGINAL COPY TO FOLLOW TO:

MACQUARIE INFRASTRUCTURE CORPORATION AT:

125 West 55th Street

New York, New York 10019

Attention: Jay Davis

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete.

1.	Full legal name of the Manager, as a selling security holder:

Macquarie Infrastructure Management (USA) Inc.

(a)   Full legal name of The Depository Trust Company Participant (if applicable) through which Registrable Shares listed in (3) below are held:

Name:

DTC No.:

Contact Person:

Telephone No.:

22

(b)   Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

(c)   If your response to Item 1(b) above is no, are you an “affiliate” of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

For the purposes of this Item 1(c), an “affiliate” of a registered broker-dealer shall include any company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

2.	Address for notices to Manager:

[●]

Telephone, including area code: [________]

Fax, including area code: [●]

Contact Person:

3.	Beneficial ownership of Registrable Shares:

(a)   Number of Registrable Shares beneficially owned:

_____ shares of beneficial interest of Macquarie Infrastructure Corporation

(b)   CUSIP No(s). of such Registrable Shares beneficially owned:

4.	Beneficial Ownership of the Company’s securities (other than Registrable Securities) owned by the Manager:

EXCEPT AS SET FORTH BELOW IN THIS ITEM (4), THE UNDERSIGNED IS NOT THE BENEFICIAL OR REGISTERED OWNER OF ANY SHARES OF COMMON STOCK OTHER THAN THE REGISTRABLE SHARES LISTED ABOVE IN ITEM (3).

(a)   Type and Amount of other shares of Common Stock beneficially owned by the Manager:

23

(b)   CUSIP No(s). of such other shares of Common Stock beneficially owned:

5.	Nature of Beneficial Ownership:

(a)   Full legal name of Manager’s controlling stockholders who have sole or shared voting or dispositive power over the Registrable Shares:

(b)    Business address (including street address)(or residence if no business address), telephone number and facsimile number of such person(s):

Address:

Telephone:

Fax:

6.	Plan of Distribution:

Except as set forth below, the Manager (including its donees or pledgees) intends to distribute the Registrable Shares listed above in Item (3) pursuant to the [Prospectus Supplement][Shelf Registration Statement] only as follows (if at all): Such Registrable Shares may be sold from time to time directly by the Manager or alternatively through underwriters or broker-dealers or agents. If the Registrable Shares are sold through underwriters or broker-dealers, the Manager will be responsible for underwriting discounts or commissions or agents’ commissions. Such Registrable Shares may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Shares may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market or (iv) through the writing of options. In connection with sales of the Registrable Shares or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Shares, and deliver Registrable Shares to close out such short positions, or loan or pledge Registrable Shares to broker-dealers that in turn may sell such securities.

24

State any exceptions here:

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Shares without the prior agreement of the Company.

The Manager acknowledges that it understands its obligation to comply with the provisions of the Exchange Act, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), and the provisions of the Securities Act relating to Prospectus delivery, in connection with any offering of Registrable Shares pursuant to the [Prospectus Supplement][Shelf Registration Statement]. The Manager agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Manager hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein.

Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Manager against certain liabilities.

In accordance with the Manager’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in a [Prospectus Supplement][Shelf Registration Statement], the Manager agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time [prior to the consummation of the offering pursuant to the Prospectus Supplement][while the Shelf Registration Statement remains effective]. All notices to the Manager hereunder and pursuant to the Registration Rights Agreement shall be made in writing to the Manager at the address set forth in Item 1(a) of this Notice and Questionnaire.

By signing below, the Manager acknowledges that it is the beneficial owner of the Registrable Shares set forth herein, represents that the information herein is accurate and consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the [Prospectus Supplement][Shelf Registration Statement and the related Prospectus]. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the [Prospectus Supplement][Shelf Registration Statement and the related Prospectus].

25

Once this Notice and Questionnaire is executed by the undersigned beneficial owner and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Manager. This Agreement shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the Manager, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

THE MANAGER:

MACQUARIE INFRASTRUCTURE MANAGEMENT
(USA) INC.

Name:
Title:

Name:
Title:

Dated:

26